UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement
[_]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to Section 240.14a-12

Pfizer Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

A message from Pfizer’s Chairman and Chief Executive Officer and Lead Independent Director

Albert Bourla, DVM, Ph.D. Shantanu Narayen

Dear Shareholders:

We are pleased to announce that Pfizer’s Board of Directors is presenting Dr. Susan Desmond-Hellmann as an additional nominee for election as a Director at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, April 23, 2020 at 9:00 a.m. Eastern Daylight Time.

As previously announced, the Board of Directors elected Dr. Desmond-Hellmann as a Director on April 1, 2020. Dr. Desmond-Hellmann brings to the Board of Directors a unique set of qualifications and experiences in medicine, academia, research and global healthcare that make her an excellent addition to the Board.

Since this change adds Dr. Desmond-Hellmann to the slate of Directors standing for election at the Annual Meeting, we are providing you with additional information in the enclosed Supplement to the Proxy Statement (the “Supplement”) and an amended proxy card or voting instruction form to allow shareholders to vote on the election of Dr. Desmond-Hellmann to the Board to hold office until the next Annual Meeting. For technical purposes, the election of Dr. Desmond-Hellmann as a Director is being considered as a separate voting matter (Item 9).

We encourage you to vote on all nine proposals by one of the methods described in the Supplement. The receipt of your new proxy or voting instruction will revoke and supersede any proxy or voting instruction previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instruction will be voted at the Annual Meeting with respect to all other proposals, but will not be counted in determining the outcome of Item 9, the election of Dr. Desmond-Hellmann to the Board.

In addition, in response to continued public health concerns related to the coronavirus / COVID-19, and to support the health and well-being of our shareholders and other meeting participants, please note that the location of the Annual Meeting has been changed and will be held in a virtual meeting format only. While you will not be able to attend the Annual Meeting at a physical location, we have designed the virtual Annual Meeting to ensure that our shareholders are given the same rights and opportunities to actively participate in the Annual Meeting as they would at an in-person meeting, using online tools to facilitate shareholder access and participation.

Please read the Proxy Statement that was filed with the U.S. Securities and Exchange Commission on March 13, 2020 and the enclosed Supplement in their entirety, as together they contain information that is important to your decisions in voting at the Annual Meeting. The enclosed Supplement, together with the Proxy Statement, our 2019 Financial Report and our other proxy materials, are also available on our website at https://investors.pfizer.com/financials/annual-reports/default.aspx, on www.proxyvote.com and on www.investorvote.com/PFE.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to review the proxy materials and to vote as soon as possible. You may vote by telephone or through the Internet by following the instructions on the notice you received, or, if you receive a paper proxy card or voting instruction form by mail, you may also vote by completing and returning the proxy card or voting instruction form mailed to you. Voting by telephone, through the Internet or by written proxy card or voting instruction form will ensure your representation at the Annual Meeting regardless of whether you attend. Information with respect to voting procedures and attending the virtual Annual Meeting can be found in the enclosed Supplement and our Proxy Statement.

Thank you for your attention to this important matter.

Sincerely,

Albert Bourla, DVM, Ph.D. Chairman and Chief Executive Officer	Shantanu Narayen Lead Independent Director

Amended Notice of 2020 Annual Meeting and Supplement to Proxy Statement

Time and Date

9:00 a.m., Eastern Daylight Time (EDT),
on Thursday, April 23, 2020

Virtual Meeting Only—No Physical Meeting Location

In response to continued public health concerns related to the coronavirus / COVID-19, and to support the health and well-being of our shareholders and other meeting participants, the location of the Annual Meeting has been changed and will be held in virtual meeting format only. To access the virtual Annual Meeting, please visit www.meetingcenter.io/280277443. The password for the meeting is PFE2020.

Record Date

You can vote your shares if you were a shareholder of record at the close of business on February 25, 2020.

Replay of Virtual Meeting

A replay of the Annual Meeting will be made publicly available 24 hours after the meeting at https://investors.pfizer.com/events-and-presentations/default.aspx for one year.

ITEMS OF BUSINESS

•	To elect 13 members of the Board of Directors, each until our next Annual Meeting and until his or her successor has been duly elected and qualified.
•	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the 2020 fiscal year.
•	To conduct an advisory vote to approve our executive compensation.
•	To consider 5 shareholder proposals, if properly presented at the Meeting.
•	To elect Dr. Susan Desmond-Hellmann to the Board of Directors, until our next Annual Meeting and until her successor has been duly elected and qualified.
•	To transact any other business that properly comes before the Meeting and any adjournment or postponement of the Meeting.

VOTING YOUR SHARES IS QUICK AND EASY — YOU CAN EVEN VOTE USING YOUR SMARTPHONE OR TABLET

HOW TO VOTE	For registered holders and Pfizer Savings Plan participants: (Shares are registered in your name with Pfizer’s transfer agent, Computershare, or held in the Pfizer Savings Plan)	For beneficial owners: (Shares are held in a stock brokerage account or by a bank or other holder of record)
Internet*	www.investorvote.com/PFE	www.proxyvote.com
Telephone*	Within the U.S., U.S. territories & Canada +1-800-652-VOTE (8683) — toll-free Outside of the U.S., U.S. territories & Canada +1-781-575-2300 — standard rates apply	+1-800-454-VOTE (8683) — toll-free
Mail	Complete, sign and return the proxy card	Complete, sign and return the voting instruction form

* You may need to provide your control number that appears on the right-hand side of the proxy card or voting instruction form.

This Amended Notice of 2020 Annual Meeting and Supplement to Proxy Statement, and an amended proxy card or voting instruction form, are being mailed or made available to shareholders starting on or about April 7, 2020.

IMPORTANT AMENDED NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 23, 2020

This Amended Notice of 2020 Annual Meeting and Supplement to Proxy Statement, the Proxy Statement and the 2019 Financial Report
and Corporate and Shareholder Information are available on our website at https://investors.pfizer.com/financials/annual-
reports/default.aspx. Except as stated otherwise, information on our website is not considered part of the Proxy Statement.

Margaret M. Madden

Senior Vice President and Corporate Secretary, Chief Governance Counsel
April 7, 2020

Pfizer SUPPLEMENT TO 2020 PROXY STATEMENT	1

Pfizer Inc.

235 East 42nd Street
New York, NY 10017

SUPPLEMENT TO PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 23, 2020

This Supplement to the Proxy Statement (“Supplement”), dated April 7, 2020, is being made available to shareholders of Pfizer Inc. (“Pfizer” or the “Company”) on or about April 7, 2020 in connection with the solicitation of proxies by our Board of Directors (“Board”) for the Annual Meeting of Shareholders to be held on Thursday, April 23, 2020 at 9:00 a.m. Eastern Daylight Time (the “Annual Meeting”). This Supplement and the Amended Notice of 2020 Annual Meeting amend the Proxy Statement filed with the U.S. Securities and Exchange Commission (“SEC”) on March 13, 2020.

Election of an Additional Director. This Supplement provides information related to Item 9, which has been added to the agenda for the Annual Meeting, and does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for our Annual Meeting that was previously made available to our shareholders.

Virtual Annual Meeting. This Supplement also provides information related to the virtual Annual Meeting. In response to continued public health concerns related to the coronavirus / COVID-19, and to support the health and well-being of our shareholders and other meeting participants, please note that the location of the Annual Meeting has been changed and will be held in a virtual meeting format only. While you will not be able to attend the Annual Meeting at a physical location, we have designed the virtual Annual Meeting to ensure that our shareholders are given the same rights and opportunities to actively participate in the Annual Meeting as they would at an in-person meeting, using online tools to facilitate shareholder access and participation.

There is no change to the record date to determine shareholders entitled to notice of and to vote at the Annual Meeting. As such, only shareholders of record as of the close of business on February 25, 2020 are entitled to receive notice of and to vote at the virtual Annual Meeting and any adjournments or postponements thereof.

The amended proxy card or voting instruction form enclosed with this Supplement differs from the proxy card or voting instruction form previously furnished to you with the Proxy Statement dated March 13, 2020, in that the enclosed proxy card or voting instruction form includes the election of the additional Director nominee as a new Item 9. If you have already voted, we encourage you to resubmit your vote on all nine proposals by submitting the amended proxy card or voting instruction form enclosed with this Supplement or by submitting a proxy by telephone or through the Internet by following the procedures on your amended proxy card or voting instruction form. However, if you return, or have returned, an original proxy card or voting instruction form, your proxy will still remain valid for all of the other proposals and Director nominees except Dr. Desmond-Hellmann because she is not listed as a nominee on the original proxy card or voting instruction form, and will be voted at the Annual Meeting unless revoked. PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD OR VOTING INSTRUCTION FORM, IT WILL REVOKE ALL PRIOR PROXY CARDS OR VOTING INSTRUCTION FORMS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD OR VOTING INSTRUCTION FORM.

Except for the addition of Item 9 and change to a virtual meeting format, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement. The Proxy Statement contains important additional information. This Supplement should only be read in conjunction with the Proxy Statement.

2	Pfizer SUPPLEMENT TO 2020 PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2020

Our proxy materials, including the Amended Notice of 2020 Annual Meeting of Shareholders, the Proxy Statement, this Supplement, the accompanying amended proxy card and the 2019 Financial Report, are available at https://investors.pfizer.com/financials/annual-reports/default.aspx. Your vote is very important. For specific instructions on how to vote your shares, please review the instructions on your proxy card or voting instruction form. Alternatively, if you attend the virtual Annual Meeting, you may also vote during the meeting. To attend the virtual Annual Meeting, please visit www.meetingcenter.io/280277443. The password for the meeting is PFE2020.

Item 9 – Election of an Additional Director

At the Annual Meeting, fourteen members of our Board are standing for re-election, to hold office until the next Annual Meeting of Shareholders.

Biographical and stock ownership information with respect to the thirteen Director nominees described in Item 1 of the Proxy Statement and certain other information relating to the Company’s Board is set forth in the Proxy Statement under the sections captioned “Item 1 — Election of Directors” and “Non-Employee Director Compensation.”

On April 1, 2020, the Board, acting upon the recommendation of the Governance & Sustainability Committee, elected Dr. Susan Desmond-Hellmann to the Board and nominated her for re-election at the 2020 Annual Meeting. The Board has nominated Dr. Desmond-Hellmann in addition to the nominees described in Item 1 of the Proxy Statement, to serve until the next Annual Meeting of Shareholders. The Governance & Sustainability Committee considered the election of Dr. Desmond-Hellmann as a Director upon recommendation by our Chairman and Chief Executive Officer and evaluation by a third-party search firm. We expect Dr. Desmond-Hellmann to be able to serve if elected. If she is not able to serve, the persons appointed by the Board and named as proxies in the proxy materials or, if applicable, their substitutes (the “Proxy Committee”) may vote their proxies for a substitute nominee, unless the Board chooses to reduce the number of Directors serving on the Board.

The Board has determined that Dr. Desmond-Hellmann is independent under our Director Qualification Standards (“Standards”). In determining that Dr. Desmond-Hellmann is independent, the Governance & Sustainability Committee and the Board took into consideration that she is a Senior Advisor to the Bill & Melinda Gates Medical Research Institute, which is affiliated with the Bill & Melinda Gates Foundation, a philanthropic organization that has supported Pfizer’s philanthropic efforts. Our Standards meet, and in some respects exceed, the independence requirements of the New York Stock Exchange.

Below is biographical and certain other information, as of the date of this Supplement, with respect to Dr. Desmond-Hellmann, including her principal occupation and business experience for the past five years. The information presented below for Dr. Desmond-Hellmann, regarding her specific experience, qualifications, attributes and skills, led the Governance & Sustainability Committee and our Board to conclude that she should be nominated as a Director nominee and is qualified to continue to serve on the Board, if elected at the Annual Meeting.

Pfizer SUPPLEMENT TO 2020 PROXY STATEMENT	3

Susan Desmond-Hellmann, M.D., M.P.H.	AGE: 62

DIRECTOR SINCE: 2020

BOARD COMMITTEES: Governance & Sustainability and Science and Technology

KEY SKILLS: Business Leadership & Operations Medicine & Science

Healthcare & Pharma Academia Technology

OTHER CURRENT PUBLIC BOARDS: None

Served as the Chief Executive Officer of the Bill & Melinda Gates Foundation, a private foundation committed to enhancing global healthcare, reducing extreme poverty and expanding educational opportunities, from 2014 until her retirement in 2020 and currently continues as a Senior Advisor and a Board member of the Gates Medical Research Institute. Prior to joining the Bill & Melinda Gates Foundation, she served as the first female and ninth overall Chancellor of the University of California, San Francisco (UCSF) from 2009 to 2014. Dr. Desmond-Hellmann remains an Adjunct Professor at UCSF. From 1995 through 2009, Dr. Desmond-Hellmann was employed at Genentech where she served as President of Product Development from 2005-2009, overseeing pre-clinical and clinical development, business development and product portfolio management. Prior to joining Genentech, she was Associate Director, Clinical Cancer Research at Bristol-Myers Squibb Pharmaceutical Research Institute.

Director of Facebook Inc. from 2013 to 2019. Director of Procter & Gamble from 2010 to 2017.

KEY SKILLS & EXPERIENCE:

Business Leadership & Operations:

Dr. Desmond-Hellmann brings strong leadership, expertise in business operations and global perspectives to the Board through her experiences as former Chief Executive Officer of the Bill & Melinda Gates Foundation, where she oversaw the creation of the Gates Medical Research Institute and as former President of Product Development at Genentech.

Medicine & Science/Healthcare & Pharma/Academia:

Dr. Desmond-Hellmann’s background reflects significant achievements in medicine, healthcare and academia. Dr. Desmond-Hellmann brings expertise in medicine and science from her leadership roles in product development and clinical cancer research. Through her experiences at a biotechnology and pharmaceutical institute, she brings healthcare and pharma industry expertise. In addition, she has significant achievements in academia through her service as a distinguished professor at UCSF. Pfizer and the Board benefit from her depth of experience and expertise in medicine, healthcare and academia.

Technology:

Dr. Desmond-Hellmann brings an expertise in technology and innovation from her experiences at Genentech and as a director on other public company boards, including a public technology company.

Stock Ownership of Dr. Desmond-Hellmann

Dr. Desmond-Hellmann beneficially owned 3,408 shares of our common stock as of the close of business on January 31, 2020, the date of the stock ownership information disclosed for each of our Directors and Named Executive Officers under the section captioned “Securities Ownership” in the Proxy Statement.

Vote Required

Under our By-laws and our Corporate Governance Principles, Directors must be elected by a majority of the votes cast in uncontested elections, such as the election of Directors at the Annual Meeting. This means that the number of votes cast “for” a Director nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a Director nominee. Any nominee who does not receive a majority of votes cast “for” his or her election would be required to tender his or her resignation promptly following the failure to receive the required vote. Within 90 days of the certification of the shareholder vote, the Governance & Sustainability Committee would then be required to make a recommendation to the Board as to whether the Board should accept the resignation, and the Board would be required to decide whether to accept the resignation and disclose its decision-making process. In a contested election, the required vote would be a plurality of votes cast.

Vote	YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DR. DESMOND-HELLMANN AS DIRECTOR.

4	Pfizer SUPPLEMENT TO 2020 PROXY STATEMENT

VOTING AND REVOCABILITY OF PROXIES

Please vote as soon as possible using the amended proxy card or voting instruction form enclosed with this Supplement which includes the election of the additional Director Nominee, Dr. Desmond-Hellmann, as a new Item 9. If you have already voted, you are not required to vote again. However, if you would like to vote for the new Item 9, Director Nominee Dr. Desmond-Hellmann, you must vote again using the amended proxy card or voting instruction form.

If you have already voted, your original proxy card or voting instruction form will remain valid for all of the other proposals on the previous ballot. Please note that if you submit a new proxy card or voting instruction form, it will revoke all prior proxy cards or voting instruction forms, so it is important to indicate your vote on each proposal on the new proxy card or voting instruction form.

If the amended proxy card or original proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with your instructions indicated on the proxy. If no instructions are indicated on the amended proxy, the proxies will be voted (and any voting instructions to record holders will be given) “FOR” proposals 1, 2, 3 and 9 and “AGAINST” proposals 4, 5, 6, 7 and 8, and in their discretion, upon such other business as properly comes before the meeting.

You may revoke your proxy and change your vote at any time before your vote is due, including the final vote at the Annual Meeting if you have the right to vote. Attendance at the Annual Meeting will not automatically revoke your proxy unless you vote at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

OTHER MATTERS

The Board is not aware of any matters that are expected to come before the 2020 Annual Meeting other than those referred to in this Supplement and the Proxy Statement.

If you return your signed and completed amended proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the Proxy Committee appointed by the Board will have the discretion to vote for you on such matters and intends to vote the proxies in accordance with its best judgment.

Pfizer SUPPLEMENT TO 2020 PROXY STATEMENT	5

VIRTUAL MEETING FORMAT

In response to continued public health concerns related to the coronavirus / COVID-19, and to support the health and well-being of our shareholders and other meeting participants, the location of the Annual Meeting has been changed and will be held in a virtual meeting format only. As previously announced, the Annual Meeting will be held on Thursday, April 23, 2020 at 9:00 a.m. Eastern Daylight Time; however, you will not be able to attend the Annual Meeting at a physical location.

We have designed the virtual Annual Meeting to ensure that our shareholders are given the same rights and opportunities to actively participate in the Annual Meeting as they would at an in-person meeting, using online tools to facilitate shareholder access and participation.

Access to the Virtual Annual Meeting. To access the virtual Annual Meeting, please visit www.meetingcenter.io/280277443. There are two options to participate: join as a “Guest” or join as a registered “Shareholder.” If you join as a registered “Shareholder” you will be required to provide the 15-digit control number found on your proxy card that was mailed or made available to you on or about March 13, 2020 (“control number”) or the amended proxy card that is included with this Supplement mailed or made available to you on or about April 7, 2020. The password for the meeting is PFE2020.

Only those persons logging into the virtual Annual Meeting as a registered “Shareholder” may vote their shares during the meeting (as described below) and submit questions.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to gain access to the virtual Annual Meeting to vote your shares during the meeting or ask questions during the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your ownership of Pfizer common stock, along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Daylight Time, on April 20, 2020. Forward the email from your broker and attach an image of your legal proxy to legalproxy@computershare.com.

You will receive a confirmation email from Computershare of your registration and 15-digit control number.

If you do not have your control number, you may join the virtual Annual Meeting as a “Guest” in listen-only mode, and you will not have the option to vote your shares or ask questions during the meeting.

Voting Your Shares. If you were a shareholder of record at the close of business on February 25, 2020 and have your control number, you may vote your shares prior to the virtual Annual Meeting by following the instructions included in the Proxy Statement and this Supplement, or during the virtual Annual Meeting by following the instructions available on the virtual Annual Meeting website. A list of shareholders of record will be available electronically during the Annual Meeting.

Additional Information. Closed captioning will be provided for the duration of the virtual Annual Meeting.

For additional information regarding the meeting procedures and submission of questions, please visit www.meetingcenter.io/280277443. The password for the meeting is PFE2020.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to review your proxy materials and vote your shares in advance of the virtual Annual Meeting.

On behalf of our Board of Directors, management and employees, thank you for your investment in Pfizer.

By Order of the Board of Directors,

Margaret M. Madden

Senior Vice President and Corporate Secretary, Chief Governance Counsel
April 7, 2020

This Supplement, the Proxy Statement and the 2019 Financial Report are available on our website at https://investors.pfizer.com/financials/annual-reports/default.aspx.

6	Pfizer SUPPLEMENT TO 2020 PROXY STATEMENT

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.

Online Go to www.investorvote.com/PFE or scan the QR code — login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the US, US territories and Canada. Outside the US, US territories & Canada, call +1-781-575-2300. Standard rates apply.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PFE

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Voting Matters

The Board of Directors recommends votes “FOR” the Director nominees listed below.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain

	01 - Ronald E. Blaylock	☐	☐	☐	06 - Helen H. Hobbs	☐	☐	☐	10 - Shantanu Narayen	☐	☐	☐

	02 - Albert Bourla	☐	☐	☐	07 - Susan Hockfield	☐	☐	☐	11 - Suzanne Nora Johnson	☐	☐	☐

	03 - W. Don Cornwell	☐	☐	☐	08 - James M. Kilts	☐	☐	☐	12 - James Quincey	☐	☐	☐

	04 - Joseph J. Echevarria	☐	☐	☐	09 - Dan R. Littman	☐	☐	☐	13 - James C. Smith	☐	☐	☐

	05 - Scott Gottlieb	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposals 2 and 3.
		For	Against	Abstain
2.	Ratify the selection of KPMG LLP as independent registered public accounting firm for 2020	☐	☐	☐

3.	2020 advisory approval of executive compensation	☐	☐	☐

The Board of Directors recommends a vote “FOR” the Director nominee below.
		For	Against	Abstain
9.	Susan Desmond-Hellmann	☐	☐	☐
The Board of Directors recommends a vote “AGAINST” Proposals 4 - 8.
		For	Against	Abstain
4.	Shareholder proposal regarding right to act by written consent	☐	☐	☐

5.	Shareholder proposal regarding enhancing proxy access	☐	☐	☐

6.	Shareholder proposal regarding report on lobbying activities	☐	☐	☐

7.	Shareholder proposal regarding independent chair policy	☐	☐	☐

8.	Shareholder proposal regarding gender pay gap	☐	☐	☐

1 U P X

03728M

Admission Ticket

2020 Annual Meeting of Pfizer Inc. Shareholders

Thursday, April 23, 2020
9:00 a.m., Eastern Daylight Time
Via the internet at:
www.meetingcenter.io/280277443
Password: PFE2020

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The materials are available at: www.investorvote.com/PFE

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PFE

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Pfizer Inc.

2020 Annual Meeting of Shareholders
Proxy Solicited by the Board of Directors of Pfizer Inc.

The undersigned appoints Albert Bourla, Douglas M. Lankler and Margaret M. Madden and each of them as proxies, each with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side of this form, all the shares of common stock of Pfizer Inc. held of record by the undersigned on February 25, 2020, at the Annual Meeting of Shareholders to be held on April 23, 2020 at 9:00 a.m., Eastern Daylight Time.

IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THE PROXIES WILL VOTE (AND ANY VOTING INSTRUCTIONS TO RECORD HOLDERS WILL BE GIVEN) “FOR” PROPOSALS 1, 2 AND 3, AND “AGAINST” PROPOSALS 4, 5, 6, 7 AND 8, AND “FOR” PROPOSAL 9, AND IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS PROPERLY COMES BEFORE THE MEETING.

For Participants in the Pfizer Savings Plans Only
If you, the undersigned, are a participant in a Pfizer savings plan (the “Plans”) who invests in one or more of the Pfizer stock funds in the Plans, this card will also be used to provide voting instructions to the Plans’ Trustee for any shares of common or preferred stock of Pfizer Inc. held in the Plans, or any other employee benefit plan or trust on the record date, as set forth in the Notice of 2020 Annual Meeting and Proxy Statement. The Trustee will vote the shares in accordance with your instructions, subject to the terms of the applicable plan(s) and/or trust(s). In some cases, the Trustee may vote the shares held for you even if you do not direct the Trustee how to vote. In these cases, the Trustee will vote any shares for which the Trustee does not receive instructions in the same proportion as the Trustee votes the shares for which the Trustee does receive instructions, unless otherwise required by the Employee Retirement Income Security Act or the applicable plan(s) and/or trust(s). The voting deadline for plan participants is 10:00 a.m., Eastern Daylight Time, on April 20, 2020.

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

C	Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.